UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Colombier Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On July 6, 2023, Michael Seifert, the CEO of PSQ Holdings Inc. which is party to a previously disclosed Business Combination Agreement, dated as of February 27, 2023, with Colombier Acquisition Corp., among other parties, through his social media accounts, shared the following posts on Instagram, LinkedIn and Twitter.

Instagram

RealMichaelSeifert collaborated with OfficialPublicSq on the following post:

Are you interested in learning more about PublicSq, its going public transaction with Colombier Acquisition Corp., and the patriot economy?

Then join us on July 11, 2023, at 1:30 PM Central Time (US and Canada) for a webinar led by Michael Seifert, Founder and CEO of PublicSq., and Omeed Malik, CEO and Chairman of Colombier Acquisition Corp., a publicly-traded special purpose acquisition company. You will also hear from a few of the members of the post-closing Board of Directors and Management Team, as they address frequently asked questions about the going-public process and the mission and future of our company.

Whether you’re an investor, business professional, or simply a PSQ member curious about the dynamics involved with PublicSq.’s ongoing journey, we’re looking forward to sharing more about the ways in which PublicSq. intends to continue building a marketplace by the people, for the people, and (expected to soon be) owned by ‘We the People!’

Thank you for building America’s Marketplace with us!

Stay tuned, we’re just getting started 🇺🇸

Click the link in our profile to register & secure your spot for our webinar.

Link to the SEC Legend: publicsq.com/sec-legend

Realmichaelseifert reposted his video to his story:

“Come join our investment webinar on Tuesday, July 11th at 1:30pm CST”

Realmichaelseifert reposted firefighters4freedom reposting their video:

“For those of you asking. Here is your opportunity

@officialpublicsq @realmichaelseifert @publicsq_mamabear”

Twitter

@Realmichaelseif reposted the following tweet captioned:

“Join us July 10th at 10 am EST to hear more about our journey to becoming a company by the people, for the people, and owned by, ‘We the People’ 🇺🇸”

@realmichaelseif reposted @officialpsq tweet:

Are you interested in learning more about PublicSq, its going public transaction with Colombier Acquisition Corp., and the patriot economy? Then join us on July 11, 2023, at 1:30 PM Central Time (US and Canada) for a webinar led by @realmichaelseif, Founder and CEO of PublicSq., and @RealOmeedMalik, CEO and Chairman of Colombier Acquisition Corp., a publicly-traded special purpose acquisition company. You will also hear from a few of the members of the post-closing Board of Directors and Management Team, as they address frequently asked questions about the going-public process and the mission and future of our company.

Whether you’re an investor, business professional, or simply a PSQ member curious about the dynamics involved with PublicSq.’s ongoing journey, we’re looking forward to sharing more about the ways in which PublicSq. intends to continue building a marketplace by the people, for the people, and (expected to soon be) owned by ‘We the People!’

Thank you for building America’s Marketplace with us!

Stay tuned, we’re just getting started 🇺🇸

To register & secure your spot for our webinar follow this link: https://register.gotowebinar.com/#register/7333278995652863574

Link to the SEC Legend: https://publicsq.com/sec-legend

LinkedIn

Michael Seifert reposted PublicSq.’s post:

If you’re interested in investing in the patriotic parallel economy, join us for a webinar on Tuesday, July 11th at 1:30 PM CST to learn more about our going-public journey 🇺🇸

You can register here: https://lnkd.in/eGTG3evK

On July 6, 2023, Sebastian Harris, the COO of PSQ Holdings Inc. which is party to a previously disclosed Business Combination Agreement, dated as of February 27, 2023, with Colombier Acquisition Corp., among other parties, through his social media accounts, shared the following posts.

Sebastianjosephharris reposted officialpublicsq and realmichaelseifert’s video to his story with the SEC LEGEND.

On July 6, 2023, Nick Ayers, a board member of PSQ Holdings Inc. which is party to a previously disclosed Business Combination Agreement, dated as of February 27, 2023, with Colombier Acquisition Corp., among other parties, through his social media accounts, shared the following posts on Instagram.

Instagram

@Ayers reposted @officialpublicsq and @realmichaelseifert’s video to his story

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”), Colombier has filed a registration statement on Form S-4, as amended (the “Registration Statement”) with, and now declared effective by, the SEC, which includes a preliminary proxy statement and a prospectus in connection with the Proposed Transaction. STOCKHOLDERS OF COLOMBIER ARE ADVISED TO READ, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. Now that the Registration Statement has been declared effective, Colombier will mail the definitive proxy statement/prospectus and a proxy card to each stockholder of Colombier as of the record date for the special meeting of Colombier stockholders for voting on the Proposed Transaction. Stockholders and other interested persons are also able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, the Registration Statement and other documents filed by Colombier with the SEC that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. Stockholders are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Proposed Transaction that Colombier has filed or will file with the SEC, when they become available, because they do or will contain important information about Colombier, PSQ, and the Proposed Transaction.

Colombier’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Colombier Acquisition Corp., 214 Brazilian Avenue, Suite 200-J, Palm Beach, FL 33480; e-mail: ir@colombierspac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in Solicitation

Colombier, PublicSq. and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Colombier’s stockholders in connection with the Proposed Transaction. Colombier’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Colombier executive officers and directors in the solicitation by reading Colombier’s final prospectus filed with the SEC on June 9, 2021 in connection with Colombier’s initial public offering, Colombier’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 24, 2023 and Colombier’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction, which may, in some cases, be different from those of stockholders generally, are set forth in the Registration Statement. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

Neither the dissemination of this press release nor any part of its contents is to be taken as any form of commitment on the part of Colombier or PublicSq. or any of their respective affiliates to enter any contract or otherwise create any legally binding obligation or commitment. This press release shall not constitute or form part of any offer or invitation to sell, or any solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, a public offering, or an offering memorandum as defined under applicable securities laws and shall not form the basis of any contract. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq. and the Proposed Transaction and the future held by the respective management teams of Colombier or PublicSq., the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of PublicSq. and expected financial impacts of the Proposed Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction, financing transactions, if any, related to the Proposed Transaction, the level of redemptions of Colombier’s public stockholders and the products and markets and expected future performance and market opportunities of PublicSq. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Colombier’s securities, (ii) the risk that the Proposed Transaction may not be completed by Colombier’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colombier, (iii) the failure to obtain the approval of the Proposed Transactions from the stockholders of Colombier and PSQ, respectively, (iv) the failure to obtain regulatory approvals, as applicable, required to consummate the Proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Proposed Transaction on PublicSq.’s business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of PublicSq., (viii) the outcome of any legal proceedings that may be instituted against PublicSq. or against Colombier related to the Merger Agreement or the Proposed Transaction, (ix) the ability to satisfy and maintain the listing of Colombier’s securities on the New York Stock Exchange or another national securities exchange, (x) changes in the competitive industries and markets in which PublicSq. operates; variations in performance across competitors, changes in laws and regulations affecting PublicSq.’s business and changes in the combined capital structure, (xi) the ability to implement business plans, growth, marketplace and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xii) the potential inability of PublicSq. to achieve its business and consumer growth and technical development plans, (xiii) the ability of PublicSq. to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSq. of the intellectual property rights of others, (xiv) risk of loss of key influencers, media outlets and promoters of PublicSq.’s business or a loss of reputation of PublicSq. or reduced interest in the mission and values of PublicSq. and the segment of the consumer marketplace it intends to serve and (xv) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Colombier’s IPO prospectus filed with the SEC on June 9, 2021, Colombier’s Annual Report on Form 10-K filed for the year ended December 31, 2022, as filed with the SEC on March 24, 2023, and subsequent periodic reports filed by Colombier with the SEC, the Registration Statement and other documents filed or to be filed by Colombier from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither PublicSq. nor Colombier assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither PublicSq. nor Colombier gives any assurance that either PublicSq. or Colombier, or the combined company, will achieve its expectations.

Information Sources; No Representations

This press release has been prepared for use by Colombier and PublicSq. in connection with the Proposed Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Colombier derived entirely from Colombier and all information relating to the business, past performance, results of operations and financial condition of PublicSq. derived entirely from PublicSq. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law, under no circumstances will Colombier or PublicSq., or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of PublicSq. has been derived, directly or indirectly, exclusively from PublicSq. and has not been independently verified by Colombier. Neither the independent auditors of Colombier nor the independent auditors of PublicSq. audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

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